LONDON PACIFIC LIFE & ANNUITY COMPANY

                            LPLA SEPARATE ACCOUNT ONE

                      LPT VARIABLE INSURANCE SERIES TRUST -
                      STRONG INTERNATIONAL STOCK PORTFOLIO

                        Supplement dated June 1, 1998 to

                         Prospectuses dated May 1, 1998

The  following   information   supplements   the  information  in  the  attached
prospectuses:

Effective as of the date of this Supplement, the Sub-Advisory Agreement dated July 24, 1995, among Strong Capital Management, Inc., LPIMC Insurance Marketing Services ("Adviser") and LPT Variable Insurance Series Trust ("Trust"), with respect to the Strong International Stock Portfolio ("Portfolio") only, has been terminated. In addition to the other duties which it currently performs in its role as the investment adviser to the Portfolio, Adviser has now assumed the portfolio management function for the Portfolio as of the date of this Supplement. The Portfolio will be managed by an investment management team of the Adviser. The Adviser has served as the investment adviser to the Portfolio since its inception pursuant to the Investment Advisory Agreement dated January 9, 1996 between the Trust and the Adviser. As of the date of this Supplement, the name of the Portfolio has been changed to the International Stock Portfolio and the Strong International Stock Sub-Account has been renamed the International Stock Sub-Account.

London Pacific Life & Annuity Company ("Company") proposes to substitute shares of the Morgan Stanley U.F. International Magnum Portfolio of Morgan Stanley Universal Funds, Inc. for shares of the Portfolio. The Company will file an application with the Securities and Exchange Commission ("Commission") shortly requesting an order approving the Substitution, and subject to any prior approval by applicable state insurance authorities, the Company and LPLA Separate Account One ("Separate Account") propose to effect the Substitution as soon as is practical.

An Owner, prior to the date of the Substitution, may transfer his/her Contract Value in the International Stock Sub-Account to any other Sub-Account of the Separate Account without any limitation or charge being imposed. Moreover, following the Substitution for a period of 30 days, the Company will permit transfers from the Morgan Stanley U.F. International Magnum Sub-Account to any other Sub-Account of the Separate Account available under your Contract without any limitation or charge being imposed. After the 30 days, any transfers from the Morgan Stanley U.F. International Magnum Sub-Account will be subject to the restrictions described in the Prospectus.

A complete list of all available Portfolios which the Separate Account invests in is set forth in the Prospectus. You may obtain a Prospectus by writing or calling the Company's Annuity Service Center at the address or telephone number set forth below.

The Company will effect the Substitution by simultaneously placing an order to redeem the shares of the Portfolio and an order to purchase shares of the Morgan Stanley U.F. International Magnum Portfolio.

The Company will bear the expenses attributable to the Substitution. The Company will send affected Owners a notice within five days after the Substitution.

                             ANNUITY SERVICE CENTER:
                                 P.O. BOX 29564
                          RALEIGH, NORTH CAROLINA 27626

                                 (800) 852-3152